CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Revenues:
Software licenses	$ 12,360	$ 7,929
Maintenance and services	10,248	7,446
Total revenue	22,608	15,375
Operating expenses:
Cost of revenues	3,243	1,472
Research and development	4,893	4,837
Selling and marketing	13,285	8,861
General and administrative	2,636	1,888
Total operating expenses	24,057	17,058
Operating loss	(1,449)	(1,683)
Financial expenses, net	235	189
Loss before taxes on income	(1,684)	(1,872)
Taxes on income	441	42
Net loss	$ (2,125)	$ (1,914)
Basic and diluted net loss per share	$ (0.13)	$ (0.13)
Weighted average number of shares used in computing basic and diluted net loss per share	15,900	14,834